________ Shares of Common Stock

                           RONNYBROOK FARM DAIRY, INC.

                             UNDERWRITING AGREEMENT

                                                              New York, New York
                                                              ____________, 1998
NATIONAL SECURITIES CORPORATION
1001 Fourth Avenue, Suite 2200
Seattle, Washington  98154-1100

Ladies and Gentlemen:

      Ronnybrook Farm Dairy, Inc., a corporation organized under the laws of the State of New York (the "Company"), proposes to issue and confirms its agreement with National Securities Corporation (hereinafter referred to as "you" or the "Underwriter") with respect to the sale by the Company and the purchase by the Underwriter of an aggregate of _______________________ (_____________) shares
("Shares") of Common Stock, par value $.001 per share, of the Company ("Common Stock"). Such Shares are hereinafter referred to as the "Firm Securities." Upon your request, as provided in Section 2(b) of this Agreement, the Company shall also sell to the Underwriter up to an additional _______________ (______) shares of Common Stock, for the purpose of covering over-allotments, if any. Such shares of Common Stock are hereinafter referred to as the "Option Securities." The Company also proposes to issue and sell to you warrants (the "Underwriter's Warrants") pursuant to the Underwriter's Warrant Agreement, dated as of ____________, 1998, between the Company and the Underwriter (the "Underwriter's Warrant Agreement") for the purchase of an additional _________________ (______) shares of Common Stock. The shares of Common Stock issuable upon exercise of the Underwriter's Warrants are hereinafter referred to as the "Underwriter's Securities." The Firm Securities, the Option Securities, the Underwriter's Warrants and the Underwriter's Securities (hereinafter collectively referred to as the "Securities") are more fully described in the Registration Statement and the Prospectus referred to below. The Company confirms the agreements made by it with the Underwriter with respect to the Securities and related matters as follows:

1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Underwriter as of the date hereof, and as of the Closing Date (as hereinafter defined) and the Option Closing Date (as hereinafter defined), if any, as follows:

      (a) The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement, and an amendment or amendments thereto, on Form SB-2 (No. 333-_____), including each related preliminary prospectus included therein prior to the time such registration statement becomes effective ("Preliminary Prospectus"), for the registration of the Firm Securities and the Option Securities under the Securities Act of 1933, as amended (the "Act"), which registration statement and amendment or amendments have been prepared by the Company in conformity with the requirements of the Act, and the rules and regulations of the Commission under the Act. The Company will promptly file a further amendment to said registration statement in the form heretofore delivered to the Underwriter and will not file any other amendment thereto to which the Underwriter shall have objected in writing after having been furnished with a copy thereof. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement becomes effective, including the prospectus, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein (including, but not limited to those documents or information incorporated by reference therein) and all information deemed to be a part thereof as of such time pursuant to paragraph (b) of Rule 430(A) of the Regulations, is hereinafter called the "Registration Statement," and the form of prospectus in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, is hereinafter called the "Prospectus." For purposes hereof, "Rules and Regulations" mean the rules and regulations adopted by the Commission under either the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable.

      (b) Neither the Commission nor, to the best of the Company's knowledge, any state regulatory authority has issued any order preventing or suspending the use of any Preliminary Prospectus, the Registration Statement or Prospectus or any part of any thereof and no proceedings for a stop order suspending the effectiveness of the Registration Statement or any of the Company's securities have been instituted or are pending or threatened. Each of the Preliminary Prospectus, the Registration Statement and Prospectus at the time of filing thereof conformed with the requirements of the Act and the Rules and Regulations, and none of the Preliminary Prospectus, the Registration Statement or Prospectus at the time of filing thereof contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein and necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements made in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriter by or on behalf of the Underwriter expressly for use in such Preliminary Prospectus, Registration Statement or Prospectus.

      (c) When the Registration Statement becomes effective and at all times subsequent thereto up to the Closing Date (as defined herein) and the Option Closing Date (as defined herein), if any, and during such longer period as the Prospectus may be required to be delivered in connection with sales by the Underwriter or a dealer, the Registration Statement and the Prospectus will contain all statements which are required to be stated therein in accordance with the Act and the Rules and


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

            Regulations, and will conform to the requirements of the Act and the Rules and Regulations; neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that this representation and warranty does not apply to statements made or statements omitted in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of the Underwriter expressly for use in the Preliminary Prospectus, Registration Statement or Prospectus or any amendment thereof or supplement thereto.

      (d) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of New York. Except as set forth in the Prospectus, the Company does not own an interest in any corporation, partnership, trust, joint venture or other business entity. The Company is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations require such qualification or licensing. The Company has all requisite power and authority (corporate and other), and has obtained any and all necessary authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, State and/or other food and drug regulatory authorities and those having jurisdiction over environmental or similar matters), to own or lease its properties and conduct its business as described in the Prospectus; the Company is and has been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates, franchises and permits and all federal, state, local and foreign laws, rules and regulations; and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would adversely affect the condition, financial or otherwise, or the earnings, position, prospects, value, operation, properties, business or results of operations of the Company or any Subsidiary. The disclosures in the Registration Statement concerning the effects of federal, state, local, and foreign laws, rules and regulations on each of the Company's and any Subsidiary's businesses as currently conducted and as contemplated are correct in all respects and do not omit to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made.

      (e) The Company has a duly authorized, issued and outstanding capitalization as set forth in the Prospectus, under "Capitalization" and "Description of Common Shares" and will have the adjusted capitalization set forth therein on the Closing Date and on the Option Closing Date, if any, based upon the assumptions set forth therein, and the Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement, the Underwriter's Warrant Agreement and as described in the Prospectus. The Securities and all other securities issued or issuable by the Company conform or, when issued and paid for, will conform, in all respects to all statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable and the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities was issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The Securities are not and will not be subject to any preemptive or other similar rights of any stockholder, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus; the holders thereof will not be subject to any liability solely as such holders; all corporate action required to be taken for the authorization, issue and sale of the Securities has been duly and validly taken; and the certificates representing the Securities will be in due and proper form. Upon the issuance and delivery pursuant to the terms hereof of the Securities to be sold by the Company hereunder, the Underwriter will acquire good and marketable title to such Securities free and clear of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restrictions or equities of any kind whatsoever (collectively, "Liens").

      (f) The financial statements of the Company together with the related notes and schedules thereto, included in the Registration Statement, each Preliminary Prospectus and the Prospectus comply in all material respects with the requirements of the Act and fairly present the financial position, income, changes in cash flow, changes in stockholders' equity and the results of operations of the Company at the respective dates and for the respective periods to which they apply and such financial statements have been prepared in conformity with the Rules and Regulations and with generally accepted accounting principles consistently applied throughout the periods involved ("GAAP"), and such financial statements have been examined by Arthur Andersen LLP, who are independent certified public accountants within the meaning of the Act and the Rules and Regulations. The pro forma financial statements and other pro forma financial information (including the notes thereto) included in the Registration Statement and the Prospectus, if any, (i) present fairly, in all material respects, the information shown therein,
            (ii) have been prepared, in all material respects, in accordance with the applicable requirements of Rule 11.02 of Regulation S-X promulgated under the Exchange Act, (iii) have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, and (iv) have been properly compiled on the bases described therein, and the assumptions used in the preparation of the pro forma financial statements and other pro forma financial information and included in the Registration

            Statement and the Prospectus are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. There has been no adverse change or development involving a prospective change in the condition, financial or otherwise, or in the earnings, position, prospects, value, operation, properties, business, or results of operation of the Company whether or not arising in the ordinary course of business, since the date of the financial statements included in the Registration Statement and the Prospectus and the outstanding debt, the property, both tangible and intangible, and the businesses of the Company conform in all respects to the descriptions thereof contained in the Registration Statement and the Prospectus. Financial information (including, without limitation, any pro forma financial information) set forth in the Prospectus under the headings "Summary Financial Data," "Selected Financial Data," "Capitalization," and "Management's Discussion and Analysis of Financial Condition and Results of Operations," fairly present, on the basis stated in the Prospectus, the information set forth therein, and have been derived from or compiled on a basis consistent with that of the audited financial statements included in the Prospectus; and, in the case of pro forma financial information, if any, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. The amounts shown as accrued for current and deferred income and other taxes in such financial statements are sufficient for the payment of all accrued and unpaid federal, state, local and foreign income taxes, interest, penalties, assessments or deficiencies applicable to the Company, whether disputed or not, for the applicable period then ended and periods prior thereto; adequate allowance for doubtful accounts has been provided for unindemnified losses due to the operations of the Company; and the statements of income do not contain any items of special or nonrecurring income not earned in the ordinary course of business, except as specified in the notes thereto.

      (g) The Company (i) has filed with the appropriate federal, state and local governmental agencies, and all foreign countries and political subdivisions thereof, all tax returns, including franchise tax returns, which are required to be filed and all such tax returns are correct and complete in all material respects, (ii) has paid all federal, state, local, and foreign taxes for which it is liable, including, but not limited to, withholding taxes and amounts payable under Chapters 21 through 24 of the Internal Revenue Code of 1986 (the "Code"), and has furnished all information returns it is required to furnish pursuant to the Code, (iii) has established adequate reserves for such taxes which are not due and payable, (iv) does not have any tax deficiency or claims outstanding, proposed or assessed against it, and (v) has not executed or filed with any taxing authority, foreign or domestic, any agreement extending the period for assessment or collection of any taxes and is not a party to any proceeding or action by any foreign or domestic governmental agency for assessment or collection of taxes.

      (h) No transfer tax, stamp duty or other similar tax is payable by or on behalf of the Underwriter in connection with (i) the issuance by the Company of the Securities, (ii) the purchase by the Underwriter of the Firm Securities and the Option Securities, if any, and the purchase by the Underwriter of the Underwriter's Warrants from the Company, (iii) the consummation by the Company of any of its obligations under this Agreement, or (iv) resales of the Securities in connection with the distribution contemplated hereby.

      (i) The Company maintains insurance policies, including, but not limited to, general and product liability, environmental and property insurance, which insures the Company and its employees, against such losses and risks generally insured against by comparable businesses. The Company (i) has not failed to give notice or present any insurance claim with respect to any matter, including but not limited to the Company's business, property or employees, under any insurance policy or surety bond in a due and timely manner, (ii) does not have any disputes or claims against any underwriter of such insurance policies or surety bonds and has not failed to pay any premiums due and payable thereunder, (iii) has not failed to comply with all conditions contained in its insurance policies and surety bonds or (iv) does not have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires. There are no facts or circumstances under any such insurance policy or surety bond which would relieve any insurer of its obligation to satisfy in full any valid claim of the Company.

      (j) There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, pending or threatened against (or circumstances that may give rise to the same), or involving the properties or business of the Company which (i) questions the validity of the capital stock of the Company, this Agreement, the Underwriter's Warrant Agreement, or of any action taken or to be taken by the Company pursuant to or in connection with this Agreement or the Underwriter's Warrant Agreement, (ii) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately summarized in all respects), or (iii) might materially and adversely affect the condition, financial or otherwise, or the earnings, position, prospects, stockholders' equity, value, operation, properties, business or results of operations of the Company.

      (k) The Company has full legal right, power and authority to authorize, issue, deliver and sell the Securities, to enter into this Agreement and the Underwriter's Warrant Agreement and to consummate the transactions provided for in such agreements; and this Agreement and the Underwriter's Warrant Agreement have each been duly and properly authorized, executed and delivered by the Company. Each of this Agreement and the Underwriter's Warrant Agreement constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, and none of the Company's issue and sale of the Securities, or the execution or delivery of this Agreement or the Underwriter's Warrant Agreement by the Company, the performance hereunder and thereunder by the Company, the consummation of the transactions contemplated herein and therein by the Company or the conduct of the Company's business as described in the Registration Statement, the Prospectus, and any amendments or supplements thereto, conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or result in the creation or imposition of any Liens of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company pursuant to the terms of (i) the articles of incorporation or by-laws of the Company, (ii) any license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders agreement, note, loan or credit agreement or any other agreement or instrument to which the Company is a party or by which it is or may be bound or to which any of its properties or assets (tangible or intangible) is or may be subject, or any indebtedness, or (iii) any statute, judgment, decree, order, rule or regulation applicable to the Company of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company or any of its respective activities or properties.

      (l) No consent, approval, authorization or order of, and no filing with, any court, regulatory body, government agency or other body, domestic or foreign, is required for the issuance and sale of the Securities pursuant to the Prospectus and the Registration Statement, the performance of this Agreement and the Underwriter's Warrant Agreement and the transactions contemplated hereby and thereby, including without limitation, any waiver of any preemptive, first refusal or other rights that any entity or person may have for the issue and/or sale of any of the Securities, except such as have been or may be obtained under the Act or may be required under state securities or blue sky laws (collectively, "Blue Sky") in connection with the Underwriter's purchase and distribution of the Firm Securities and the Option Securities, if any, and the Underwriter's Warrants to be sold by the Company hereunder.

      (m) All executed agreements, contracts or other documents or copies of executed agreements, contracts or other documents filed as exhibits to the Registration Statement to which the Company is a party or by which it may be bound or to which any of its assets, properties or businesses may be subject, have been duly and validly authorized, executed and delivered by the Company and constitute the legal, valid and binding agreements of the Company enforceable against the Company, in accordance with their respective terms. The descriptions in the Registration Statement of agreements, contracts and other documents are accurate and fairly present the information required to be shown with respect thereto by

            Form SB-2, and there are no contracts or other documents which are required by the Act or the Rules and Regulations to be described in the Registration Statement or filed as exhibits to the Registration Statement which are not described or filed as required, and the exhibits which have been filed are complete and correct copies of the documents of which they purport to be copies.

      (n) Subsequent to the respective dates as of which information is set forth in the Registration Statement and Prospectus, and except as may otherwise be indicated or contemplated herein or therein, the Company has not (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, (ii) entered into any transaction other than in the ordinary course of business, or (iii) declared or paid any dividend or made any other stock of any class, and there has not been any change in the capital stock or any change in the debt (long or short term) or liabilities or material adverse change in or affecting the general affairs, management, financial operations, stockholders' equity or results of operations of the Company.

      (o) No default exists in the due performance and observance of any term, covenant or condition of any license, contract, indenture, mortgage, installment sale agreement, lease, deed of trust, voting trust agreement, stockholders' agreement, partnership agreement, note, loan or credit agreement, purchase order, or any other material agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which the Company may be bound or to which the property or assets (tangible or intangible) of the Company is subject or affected.

      (p) The Company has generally enjoyed a satisfactory employer-employee relationship with its employees and is in compliance with all federal, state, local, and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours. There are no pending investigations involving the Company by the U.S. Department of Labor, or any other foreign or domestic governmental agency responsible for the enforcement of such federal, state, local, or foreign laws and regulations. There is no unfair labor practice charge or complaint against the Company pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving the Company, or any predecessor entity, and none has ever occurred. No representation question exists respecting the employees of the Company, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company. No labor dispute with the employees of the Company exists, or, to its knowledge, is imminent.

      (q) The Company does not maintain, sponsor or contribute to any program or arrangement that is an "employee pension benefit plan," an "employee welfare benefit plan," or a "multiemployer plan" as such terms are defined in Sections (2), 3(1) and 3(37), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (the foregoing are collectively, "ERISA Plans"). The Company does not maintain or contribute, now or at any time previously, to a defined benefit plan, as defined in Section 3(35) of ERISA. No ERISA Plan (or any trust created thereunder), if any, has engaged in a "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code, which could subject the Company to any tax penalty on prohibited transactions and which has not adequately been corrected. Each ERISA Plan, if any, is in compliance with all material reporting, disclosure and other requirements of the Code and ERISA as they relate to any such ERISA Plan. Determination letters have been received from the Internal Plan which is intended to comply with Code Section 401(a), stating that such ERISA Plan and the attendant trust are qualified thereunder. The Company has never completely or partially withdrawn from a "multiemployer plan."

      (r) None of the Company nor any of its employees, directors, stockholders, partners, or affiliates of any of the foregoing (within the meaning of the Rules and Regulations) has taken or will take, directly or indirectly, any action designed to or which has constituted or which might be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or otherwise.

      (s) Except as otherwise disclosed in the Prospectus, none of the patents, trademarks, service marks, trade names and copyrights, and applications with respect thereto, and licenses and rights to the foregoing presently owned or held by the Company are in dispute so far as known by the Company or, are in any conflict with the right of any other person or entity. The Company (i) owns or has the right to use, free and clear of all Liens of any kind whatsoever, all patents, trademarks, service marks, trade names and copyrights, technology and licenses and rights with respect to the foregoing, used in the conduct of its business as now conducted or proposed to be conducted without infringing upon or otherwise acting adversely to the right or claimed right of any person, corporation or other entity under or with respect to any of the foregoing and (ii) except as set disclosed in the Prospectus, is not obligated nor under any liability whatsoever to make any payment by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark, trade name, copyright, know-how, technology or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise.

      (t) The Company owns and has the unrestricted right to use all trade secrets, know-how (including all other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), inventions, designs, processes, works of authorship, computer programs and technical data and information

            (collectively herein "Intellectual Property") that are material to the development, manufacture, operation and sale of all products and services sold or proposed to be sold by the Company, free and clear of and without violating any right, Lien, or claim of others, including without limitation, former employers of its employees.

      (u) The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all its Intellectual Property.

      (v) The Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property stated in the Prospectus to be owned or leased by it free and clear of all Liens, of any kind whatsoever, other than those referred to in the Prospectus and Liens for taxes not yet due and payable.

      (w) Arthur Andersen LLP, whose report is filed with the Commission as a part of the Registration Statement, are independent certified public accountants as required by the Act and the Rules and Regulations.

      (x) On or before the effective date of the Registration Statement, the Company shall provide to the Underwriter, legally binding and enforceable agreements, in form and substance satisfactory to the Underwriter ("Lock-up Agreements") pursuant to which each of the Company's officers and directors, all holders of five percent (5%) or more of the shares of Common Stock, and all holders of securities exchangeable or exercisable for or convertible into shares of Common Stock, agrees (i) not to, directly or indirectly, issue, offer, offer to sell, sell, grant any option for the sale or purchase of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any shares of Common Stock or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock (either pursuant to Rule 144 of the Rules and Regulations or otherwise) or dispose of any beneficial interest therein for a period of not less than thirteen (13) months following the effective date of the Registration Statement without the prior written consent of the Representative and the Company and (ii) to waive all rights to request or demand the registration pursuant to the Act of any securities of the Company which are registered in the name of or beneficially owned by any such holder. During the 13-month period commencing on the effective date of the Registration Statement, the Company shall not, without the prior written consent of the Representative, sell, contract or offer to sell, issue, transfer, assign, pledge, distribute, or otherwise dispose of, directly or indirectly, any shares of Common Stock or any options, rights or warrants with respect to any shares of Common Stock. The Company will cause the Transfer Agent (as hereinafter defined) to mark an appropriate legend on the face of stock certificates representing all of such securities and to place "stop transfer" orders on the Company's stock ledgers.

      (y) There are no claims, payments, issuances, arrangements or understandings, whether oral or written, for services in the nature of a finder's, consulting or origination fee with respect to the sale of the Securities hereunder or any other arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its respective officers, directors, stockholders, partners, employees or affiliates that may affect the Underwriter's compensation, as determined by the National Association of Securities Dealers, Inc. ("NASD").

      (z) The Firm Securities and the Option Securities have been approved for inclusion and quotation on the Nasdaq Stock Market's OTC Bulletin Board ("Bulletin Board").

      (aa) Neither the Company nor any of their respective officers, employees, agents or any other person acting on behalf of the Company has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency (domestic or foreign) or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist the Company in connection with any actual or proposed transaction) which (i) might subject the Company or any other such person to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign), (ii) if not given in the past, might have had a material adverse effect on the assets, business or operations of the Company, or (iii) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company. The Company's internal accounting controls are sufficient to cause the Company to comply with the Foreign Corrupt Practices Act of 1977, as amended.

      (bb) Except as set forth in the Prospectus, no officer, director, stockholder or partner of the Company or any "affiliate" or "associate" (as these terms are defined in Rule 405 promulgated under the Rules and Regulations) of any of the foregoing persons or entities has or has had, either directly or indirectly (i) an interest in any person or entity which (A) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Company, or (B) purchases from or sells or furnishes to the Company any goods or services, or (ii) a beneficial interest in any contract or agreement to which the Company is a party or by which it may be bound or affected. Except as set forth in the Prospectus under "Certain Transactions," there are no existing agreements, arrangements, understandings or transactions, or proposed agreements, arrangements, understandings or transactions, between or among the Company and any officer, director, all holders of five percent (5%) or more of the Common Stock of the Company, or any partner, affiliate or associate of any of the foregoing persons or entities.

      (cc) Any certificate signed by any officer of the Company, and delivered to the Underwriter or to Underwriter's Counsel (as defined herein) shall be deemed a representation and warranty by the Company to the Underwriter as to the matters covered thereby.

      (dd) The minute books of the Company have been made available to the Underwriter and contain a complete summary of all meetings and actions of the directors and stockholders of the Company, since the time of its incorporation, and reflects all transactions referred to in such minutes accurately and fairly in all respects.

      (ee) Except and to the extent described in the Prospectus, no holders of any securities of the Company or of any options, warrants or other convertible or exchangeable securities of the Company have the right to include any securities issued by the Company in the Registration Statement or any registration statement to be filed by the Company or to require the Company to file a registration statement under the Act and no person or entity holds any anti-dilution rights with respect to any securities of the Company.

      (ff) As of the effective date of the Registration Statement, the Company maintains term key-man insurance on the life of _________ in the amount of $_____________, which policy names the Company as the sole beneficiary thereof.

      (gg) The Company is not now, and upon the issuance and sale of the Firm Securities, the Option Securities, if any, and the Underwriter's Warrants hereunder and the application of the net proceeds from such sale as described under the caption "Use of Proceeds" in the Prospectus will not be an "investment company" or a company "controlled" by an "investment company" within the meaning of such terms under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

      (hh) The Company (i) makes and keeps accurate books and records and (ii) maintains a system of internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements in accordance with generally accepted accounting principles and to maintain accountability for assets, (C) access to its assets is permitted only in accordance with management's general or specific authorization and (D) the recorded accountability for its assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

      (ii) The Company is in compliance with all federal, state, local or foreign laws, common law, rules, codes, administrative orders or regulations relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including without limitation all laws, common law, rules, codes, administrative orders and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively "Environmental Laws") and (B) there are no events or circumstances that could form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company relating to any Hazardous Materials or the violation of any Environmental Laws. The company has no reason to believe that it will not receive all necessary and required approvals, authorizations, validations and certifications from applicable regulatory authorities to enable the Company to commence full operations as contemplated in the Registration Statement and the Prospectus.

      (jj) In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties owned or managed by the Company in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a material adverse effect on the Company.

      (kk) As of the date hereof, the Company does not have more than _______ shares of Common Stock issued and outstanding (including securities with equivalent rights as the Common Stock and shares of Common Stock, or such equivalent securities, issuable upon exercise of any all options, warrants and other contract rights and securities convertible directly or indirectly into shares of Common Stock or such equivalent securities, but excluding up to ________ shares of Common Stock issuable upon the exercise of options granted under the Company's Stock Option Plan at prices not less than the initial public offering price per share).

2.    Purchase, Sale and Delivery of the Securities and Underwriter's Warrants.

      (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Underwriter, and the Underwriter agrees to purchase the Firm Securities from the Company at a price of $_____ per share of Common Stock [90% of the public offering price].

      (b) In addition, on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriter to purchase from the Company all or any part of the Option Securities at a price of $______ per share of Common Stock [90% of the public offering price]. The option granted hereby will expire forty-five (45) days after (i) the date the Registration Statement becomes effective, if the Company has elected not to rely on Rule 430A under the Rules and Regulations, or (ii) the date of this Agreement if the Company has elected to rely upon Rule 430A under the Rules and Regulations, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Firm Securities upon notice by the Underwriter to the Company setting forth the number of Option Securities as to which the Underwriter is then exercising the option and the time and date of payment and delivery for any such Option Securities. Any such time and date of delivery (an "Option Closing Date") shall be determined by the Underwriter, but shall not be later than three (3) full business days after the exercise of said option, nor in any event prior to the Closing Date, as hereinafter defined, unless otherwise agreed upon by the Underwriter and the Company. Nothing herein contained shall obligate the Underwriter to make any over-allotments. No Option Securities shall be delivered unless the Firm Securities shall be simultaneously delivered or shall theretofore have been delivered as herein provided.

      (c) Payment of the purchase price for, and delivery of certificates for, the Firm Securities shall be made at the offices of the Underwriter at 1001 Fourth Avenue, Suite 2200, Seattle, Washington, 98154 or at such other place as shall be agreed upon by the Underwriter and the Company. Such delivery and payment shall be made at 10:00 a.m. (New York City time) on ____________, 1998 or at such other time and date as shall be agreed upon by the Underwriter and the Company, but not less than three (3) nor more than five (5) full business days after the effective date of the Registration Statement (such time and date of payment and delivery being herein called "Closing Date"); provided, however, that the failure of the Underwriters to make payment of the purchase price for such Firm Securities on such Closing Date shall not constitute a default under this Agreement if the Underwriter provides the Company with a promissory note for the balance of the purchase price for the Firm Securities not paid at the Closing Date, which promissory note shall be due and payable only as the Underwriter receives payment of the purchase price for the Firm Securities but in no event later than ten (10) days after the date of this Agreement. In addition, in the event that any or all of the Option Securities are purchased by the Underwriter, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned office of the Underwriter or at such other place as shall be agreed upon by the Underwriter and the Company on each Option Closing Date as specified in the notice from the Underwriter to the Company. Delivery of the certificates for the Firm Securities and the Option

            Securities, if any, shall be made to the Underwriter against payment by the Underwriter of the purchase price for the Firm Securities and the Option Securities, if any, to the order of the Company by New York Clearing House funds, subject in each case to such adjustments as the Underwriter in its discretion shall make to eliminate any sales or purchases of fractional shares; provided, however, that the failure of the Underwriters to make payment of the purchase price for the Firm Securities on the closing Date shall not constitute a default under this Agreement if the Underwriter provides the Company with a promissory note for the balance of the purchase price for the Firm Securities not paid at the Closing Date, which promissory note shall be due and payable only as the Underwriter receives payment of the purchase price for the Firm Securities but in no event later than ten (10) days after the date of this Agreement. Certificates for the Firm Securities and the Option Securities, if any, shall be in definitive, fully registered form, shall bear no restrictive legends and shall be in such denominations and registered in such names as the Underwriter may request in writing at least two (2) business days prior to the Closing Date or the relevant Option Closing Date, as the case may be. The certificates for the Firm Securities and the Option Securities, if any, shall be made available to the Underwriter at such office or such other place as the Underwriter may designate for inspection, checking and packaging no later than 9:30 a.m. on the last business day prior to the Closing Date or the relevant Option Closing Date, as the case may be.

      (d) On the Closing Date, the Company shall issue and sell to the Underwriter, the Underwriter's Warrants at a purchase price of $.001 per warrant, which warrants shall entitle the holder(s) thereof to purchase an aggregate of _____ shares of Common Stock. The Underwriter's Warrants shall be exercisable for a period of four
            (4) years commencing one (1) year from the effective date of the Registration Statement at an exercise price of $____ per share of Common Stock [one hundred twenty percent (120%) of the public offering price of the Firm Securities]. The Underwriter's Warrant Agreement and form of Warrant Certificate shall be substantially in the form filed as Exhibit 4.2 to the Registration Statement. Payment for the Underwriter's Warrants shall be made on the Closing Date.

3.    Public Offering of the Shares.

      As soon after the Registration Statement becomes effective as the Underwriter deems advisable, the Underwriter shall make a public offering of the Firm Securities (other than to residents of or in any jurisdiction in which qualification of the Firm Securities is required and has not become effective) at the price and upon the other terms set forth in the Prospectus. The Underwriter may from time to time increase or decrease the public offering price and increase or decrease concessions and discounts to dealers after distribution of the Firm Securities has been completed to such extent as the Underwriter, in its sole discretion deems advisable. The Underwriter may enter into one of more agreements as the Underwriter, in its sole discretion deems advisable, with one or more broker-dealers who shall act as dealers in connection with such public offering.

4. Covenants and Agreements of the Company. The Company covenants and agrees with the Underwriter as follows:

      (a) The Company shall use its best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as practicable and will not at any time, whether before or after the effective date of the Registration Statement, file any amendment to the Registration Statement or supplement to the Prospectus or file any document under the Act or Exchange Act before termination of the offering of the Firm Securities by the Underwriter of which the Underwriter shall not previously have been advised and furnished with a copy, or to which the Underwriter shall have objected or which is not in compliance with the Act, the Exchange Act or the Rules and Regulations.

      (b) As soon as the Company is advised or obtains knowledge thereof, the Company will advise the Underwriter and confirm the notice in writing (i) when the Registration Statement, as amended, becomes effective, if the provisions of Rule 430A promulgated under the Act will be relied upon, when the Prospectus has been filed in accordance with said Rule 430A and when any post-effective amendment to the Registration Statement becomes effective, (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceeding, suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, or the institution of proceedings for that purpose, (iii) of the issuance by the Commission, or by any state securities commission of any proceedings for the suspension of the qualification of any of the Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose, (iv) of the receipt of any comments from the Commission, and (v) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information. If the Commission or any state securities commission authority shall enter a stop order or suspend such qualification at any time, the Company will use its best efforts to obtain promptly the lifting of such order or suspension.

      (c) The Company shall file the Prospectus (in form and substance satisfactory to the Underwriter) or transmit the Prospectus by a means reasonably calculated to result in filing with the Commission pursuant to Rule 424(b)(1) (or, if applicable and if consented to by the Underwriter, pursuant to Rule 424(b)(4)) not later than the Commission's close of business on the earlier of (i) the second business day following the execution and delivery of this Agreement, and (ii) the fifth business day after the effective date of the Registration Statement.

      (d) The Company will give the Underwriter notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by the Underwriter in connection with the offering of the Securities which differs from the corresponding prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Rules and Regulations), and will furnish the Underwriter with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such prospectus to which the Underwriter or Greenberg Traurig Hoffman Lipoff Rosen & Quentel ("Underwriter's Counsel") shall object.

      (e) The Company shall endeavor in good faith, in cooperation with the Underwriter, at or prior to the time the Registration Statement becomes effective, to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Underwriter may designate to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution, and shall make such applications, file such documents and furnish such information as may be required for such purpose; provided, however, the Company shall not be required to qualify as a foreign corporation or file a general or limited consent to service of process in any such jurisdiction. In each jurisdiction where such qualification shall be effected, the Company will, unless the Underwriter agrees that such action is not at the time necessary or advisable, use all reasonable efforts to file and make such statements or reports at such times as are or may reasonably be required by the laws of such jurisdiction to continue such qualification.

      (f) During the time when a prospectus is required to be delivered under the Act, the Company shall use all reasonable efforts to comply with all requirements imposed upon it by the Act and the Exchange Act, as now and hereafter amended and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and the Prospectus, or any amendments or supplements thereto. If at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event shall have occurred as a result of which, in the reasonable opinion of counsel for the Company or Underwriter's Counsel, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will notify the Underwriter promptly and prepare and file with the Commission an appropriate amendment or supplement in accordance with Section 10 of the Act, each such amendment or supplement to be reasonably satisfactory to Underwriter's Counsel and the Company will furnish to the Underwriter copies of such amendment or supplement as soon as available and in such quantities as the Underwriter may request.

      (g)   As soon as practicable, but in any event not later than forty-five
            (45) days after the end of the 12-month period beginning on the day after the end of the fiscal quarter of the Company during which the effective date of the Registration Statement occurs (ninety (90) days in the event that the end of such fiscal quarter is the end of the Company's fiscal year), the Company shall make generally available to its security holders, in the manner specified in Rule 158(b) of the Rules and Regulations, and to the Underwriter, an earnings statement which will be in the detail required by, and will otherwise comply with, the provisions of Section 11 (a) of the Act and Rule 158(a) of the Rules and Regulations, which statement need not be audited unless required by the Act, covering a period of at least twelve (12) consecutive months after the effective date of the Registration Statement.

      (h) During a period of seven (7) years after the date hereof, the Company will furnish to its stockholders, as soon as practicable, annual reports (including financial statements audited by independent public accountants) and unaudited quarterly reports of earnings, and will deliver to the Underwriter:

            (i) concurrently with furnishing such quarterly reports to its stockholders, statements of income of the Company for each quarter in the form furnished to the Company's stockholders and certified by the Company's principal financial or accounting officer;

            (ii) concurrently with furnishing such annual reports to its stockholders, a balance sheet of the Company as at the end of the preceding fiscal year, together with statements of operations, stockholders equity, and cash flows of the Company for such fiscal year, accompanied by a copy of the certificate thereon of independent certified public accountants;

            (iii) as soon as they are available, copies of all reports
                  (financial or other) mailed to stockholders;

            (iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, the NASD or any securities exchange;

            (v) every press release and every material news item or article of interest to the financial community in respect of the Company, or its affairs which was released or prepared by or on behalf of the Company (or any future subsidiaries); and

            (vi) any additional information of a public nature concerning the Company (and any future subsidiaries) or its businesses which the Underwriter may request.

            During such seven-year period, if the Company has an active subsidiary, the foregoing financial statements will be on a consolidated basis to the extent that the accounts of the Company and any of its subsidiaries are consolidated and will be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

      (i) The Company will maintain a transfer agent and warrant agent (the "Transfer Agent") and, if necessary under the jurisdiction of incorporation of the Company, a Registrar (which may be the same entity as the Transfer Agent) for its Common Stock, each of which shall be satisfactory to the Underwriter.

      (j) The Company will furnish or cause to be furnished to the Underwriter, without charge, at such place as the Underwriter may designate, copies of each Preliminary Prospectus, the Registration Statement and any pre-effective or post-effective amendments thereto (two of which copies will be manually signed and will include all financial statements and exhibits), the Prospectus, and all amendments and supplements thereto, including any prospectus prepared after the effective date of the Registration Statement, in each case as soon as available and in such quantities as the Underwriter may request.

      (k) On or before the effective date of the Registration Statement, the Company shall provide the Underwriter with true original copies of the duly executed, legally binding and enforceable Lock-up Agreements pursuant to which for a period of thirteen (13) months from the effective date of the Registration Statement, each of the Company's officers and directors and all holders of five percent (5%) or more of the shares of Common Stock and all holders of securities exchangeable or exercisable for or convertible into Common Stock has agreed that it or he or she will not, directly or indirectly, issue, offer to sell, sell, make a short sale (including without limitation short against the box), grant an option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any shares of Common Stock or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock (either pursuant to Rule 144 of the Rules and Regulations or otherwise), dispose of any beneficial interest therein without the prior consent of the Underwriter, enter into any swap or other agreement that transfers in whole or in part any of the economic consequences or ownership of the Common Stock, whether any such transactions were to be settled by delivery of Common Stock, other securities, cash or otherwise, without the prior written consent of the Underwriter (collectively, the "Lock-up Agreements"). In addition, during the thirteen (13) month period commencing with the effective date of the Registration Statement, the Company shall not, without the prior written consent of the Underwriter, sell, contract or offer to sell, issue, transfer, assign, pledge, distribute or otherwise dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock. On or before the Closing Date, the Company shall deliver instructions to the Transfer Agent authorizing it to place appropriate legends on the certificates representing the securities subject to the Lock-up Agreements and to place appropriate stop transfer orders on the Company's stock ledgers.

      (l) Neither the Company nor any of its officers, directors, stockholders, nor any of its affiliates (within the meaning of the Rules and Regulations) will take, directly or indirectly, any action designed to, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company.

      (m) The Company shall apply the net proceeds from the sale of the Firm Securities and the Option Securities, if any, in the manner, and subject to the conditions, set forth under "Use of Proceeds" in the Prospectus. No portion of the net proceeds will be used, directly or indirectly, to acquire any securities issued by the Company or any of its Affiliates (as defined herein).

      (n) The Company shall timely file all such reports, forms or other documents as may be required (including, but not limited to, a report as may be required pursuant to Rule 463 of the Regulations) from time to time, under the Act, the Exchange Act, and the Rules and Regulations, and all such reports, forms and documents filed will comply as to form and substance with the applicable requirements under the Act, the Exchange Act, and the Rules and Regulations.

      (o) The Company shall furnish to the Underwriter as early as practicable prior to each of the Closing Date and each Option Closing Date, if any, but no later than two (2) full business days prior thereto, a copy of the latest available unaudited interim financial statements of the Company (which in no event shall be as of a date more than thirty (30) days prior to the date of the Registration Statement) which have been read by the Company's independent public accountants as stated in their letters to be furnished pursuant to Section 6(l) and 6(m) hereof.

      (p) The Company shall cause the Securities to be quoted on the Bulletin Board or listed on a comparable national securities exchange and for a period of seven (7) years from the date hereof, use its best efforts to maintain the Bulletin Board quotation or other such exchange listing of the Securities to the extent outstanding.

      (q) For a period of five (5) years from the Closing Date, the Company shall furnish to the Underwriter at the Company's sole expense (i) daily consolidated transfer sheets relating to the Common Stock,
            (ii) the list of holders of all of the Company's securities and
            (iii) a Blue Sky "Trading Survey" for secondary sales of the Company's securities prepared by counsel to the Company.

      (r) As soon as practicable (i) but in no event more than five (5) business days before the effective date of the Registration Statement, file a Form 8-A with the Commission providing for the registration under the Exchange Act of the

            Securities, and (ii) but in no event more than thirty (30) days from the effective date of the Registration Statement, take all necessary and appropriate actions to be included in Standard and Poor's Corporation Descriptions and Moody's OTC Manual and to continue such inclusion for a period of not less than seven (7) years.

      (s) The Company hereby agrees that it will not, without the prior written consent of the Underwriter, for a period of thirteen (13) months from the effective date of the Registration Statement, adopt, propose to adopt or otherwise permit to exist any employee, officer, director, consultant or compensation plan or arrangement permitting
            (i) the grant, issue, sale or entry into any agreement to grant, issue or sell any option, warrant or other contract right (x) at an exercise price that is less than the greater of the public offering price of the Firm Securities set forth herein and the fair market value on the date of grant or sale or (y) to any of its executive officers or directors or to any holder of five percent (5%) or more of the shares of Common Stock, except as provided in subsection (ii) of this subparagraph; and (ii) the maximum number of shares of Common Stock or other securities of the Company purchasable at any time pursuant to options or warrants issued by the Company to exceed ________ shares reserved for issuance under the Company's Stock Option Plan; (iii) the payment for such securities with any form of consideration other than cash, or (iv) the existence of stock appreciation rights, phantom options or similar arrangements.

      (t) Until the completion of the distribution of the Securities, the Company shall not, without the prior written consent of the Underwriter and Underwriter's Counsel, issue, directly or indirectly any press release or other communication or hold any press conference with respect to the Company or its activities or the offering contemplated hereby, other than trade releases issued in the ordinary course of the Company's business consistent with past practices with respect to the Company's operations.

      (u) For a period equal to the lesser of (i) seven (7) years from the date hereof, and (ii) the sale to the public of the Underwriter's Securities, the Company will not take any action or actions which may prevent or disqualify the Company's use of Form SB-2 (or other appropriate form) for the registration under the Act of the Underwriter's Securities. The Company further agrees to use its best efforts to file such post-effective amendments to the Registration Statement, as may be necessary, in order to maintain its effectiveness and to keep such Registration Statement effective while any of the Representative's Warrants remain outstanding.

      (v) The Company will not, and will not permit any of its future subsidiaries to, directly or indirectly, enter into any transaction or series of related transactions (including, but not limited to,) the sale, purchase, exchange, lese, transfer or other disposition of any properties, assets or services to, or the purchase of any property, assets or services from, or the entry into any contract, agreement, undertaking, loan, advance or guarantee) with, or for the benefit of, an Affiliate (an "Affiliate Transaction"), or extend, renew, waive or otherwise modify the terms of any Affiliate Transaction entered into prior to the date of issuance of the Securities unless (i) such Affiliate Transaction is between or among the Company and its wholly-owned subsidiaries, or (ii) the terms of such Affiliate Transaction are fair and reasonable and at least as favorable to the Company or such subsidiary, as the case may be, as those that could have been obtained in a comparable arm's length transaction by the Company or such subsidiary with an unrelated person, and such Affiliate Transaction is entered into in the ordinary course of business of the parties thereto; provided, however, notwithstanding anything to the contrary contained herein, the Company may issue securities pursuant to the exercise of outstanding options and warrants on the terms in effect and described in the Prospectus relating to the Securities. All Affiliate Transactions must be approved in good faith by the Board of Directors of the Company and a minimum of three disinterested and independent outside directors thereof, and such approval evidenced by a Board Resolution that such transaction meets the criterion set forth in (i) or (ii) above.

5.    Payment of Expenses

      (a) The Company hereby agrees to pay on each of the Closing Date and the Option Closing Date (to the extent not paid at the Closing Date) all expenses and fees (other than fees of Underwriter's Counsel, except as provided in (iv) below) incident to the performance of the obligations of the Company under this Agreement and the Underwriter's Warrant Agreement, including, without limitation, (i) the fees and expenses of accountants and counsel for the Company,
            (ii) all costs and expenses incurred in connection with the preparation, duplication, printing (including mailing and handling charges) filing, delivery and mailing (including the payment of postage with respect thereto) of the Registration Statement, and the Prospectus and any amendments and supplements thereto and the printing, mailing (including the payment of postage with respect thereto) and delivery of this Agreement, the Underwriter's Warrant Agreement, selected dealer agreements (if any) and related documents, including the cost of all copies thereof and of the Preliminary Prospectuses and of the Prospectus and any amendments thereof or supplements thereto supplied to the Underwriter and such dealers as the Underwriter may request, in quantities as herein above stated, (iii) the printing, engraving, issuance and delivery of the Securities including, but not limited to (x) the purchase by the Underwriter of the Securities from the Company and the purchase by the Underwriter of the Underwriter's Warrants from the Company, (y) the consummation by the Company of any of its obligations under this Agreement and the Underwriter's Warrant Agreement, and (z) resale of the Firm Securities and Option Securities, if any, by the Underwriter in connection with the distribution contemplated hereby, (iv) the qualification of the Securities under state or foreign securities or "Blue Sky" laws and determination of the status of such securities under legal investment laws, including the costs of printing and mailing the "Preliminary Blue Sky Memorandum", the "Supplemental Blue Sky Memorandum" and "Legal Investments Survey," if any, and reasonable disbursements and fees of counsel in connection therewith, (v) advertising costs and expenses, including but not limited to costs and expenses in connection with the "road show," information meetings and presentations, bound volumes and prospectus memorabilia and "tombstone" advertisement expenses, (vi) costs and expenses in connection with due diligence investigations, including but not limited to the fees of any independent counsel, expert or consultant retained, (vii) fees and expenses of the Transfer Agent, registrar and custodian and all issue and transfer taxes, if any,
            (viii) the fees payable to the Commission and the NASD, (ix) applications for assignment of a rating of the Securities by qualified rating agencies, and (x) the fees and expenses incurred in connection with the listing of the Securities on the Bulletin Board and any other exchange.

      (b) If this Agreement is terminated by the Underwriter in accordance with the provisions of Section 10 or Section 11, the Company shall reimburse and indemnify the Underwriter for all of its out-of-pocket expenses' including the fees and disbursements of Underwriter's Counsel, less any amounts already paid pursuant to Section 5(c) hereof.

      (c) The Company further agrees that, in addition to the expenses payable pursuant to subsection (a) of this Section 5, it will pay to the Underwriter on the Closing Date by certified or bank cashier's check or, at the election of the Underwriter, by deduction from the proceeds of the offering contemplated herein a non-accountable expense allowance equal to three percent (3%) of the gross proceeds received by the Company from the sale of the Firm Securities, none of which has been paid to date. In the event the Underwriter elects to exercise the over-allotment option described in Section 2(b) hereof, the Company agrees to pay to the Underwriter on the Option Closing Date (by certified or bank cashier's check or, at the Underwriter's election, by deduction from the proceeds of the offering) a non-accountable expense allowance equal to three percent (3%)
            of the gross proceeds received by the Company from the sale of the Option Securities.

6. Conditions of the Underwriter's Obligations. The obligations of the Underwriter hereunder shall be subject to the continuing accuracy of the representations and warranties of the Company herein as of the date hereof and as of the Closing Date and each Option Closing Date, if any, as if they had been or have made on and as of the Closing Date or each Option Closing Date, as the case may be; the accuracy on and as of the Closing Date or Option Closing Date, if any, of the statements of officers of the Company (where applicable) made pursuant to the provisions hereof; and the performance by the Company on and as of the Closing Date and each Option Closing Date, if any, of its covenants and obligations hereunder and to the following further conditions:

      (a) The Registration Statement shall have become effective not later than 12:00 noon, New York time, on the date of this Agreement or such later date and time as shall be consented to in writing by the Underwriter, and, at the Closing Date and each Option Closing Date, if any, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of Underwriter's Counsel. If the Company has elected to rely upon Rule 430A of the Rules and Regulations, the price of the Shares and any price related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the Rules and Regulations within the prescribed time period and, prior to the Closing Date, the Company shall have provided evidence satisfactory to the Underwriter of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the Rules and Regulations.

      (b) The Underwriter shall not have advised the Company that the Registration Statement, or any amendment thereto, contains an untrue statement of fact which, in the Underwriter's opinion, is material, or omits to state a fact which, in the Underwriter's opinion, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus, or any supplement thereto, contains an untrue statement of fact which, in the Underwriter's opinion, is material, or omits to state a fact which, in the Underwriter's opinion, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      (c) At the Closing Date, the Underwriter shall have received the favorable opinion of Morse, Zelnick, Rose & Lander, LLP, New York, New York, counsel to the

            Company dated the Closing Date, addressed to the Underwriter and in form and substance satisfactory to Underwriter and Underwriter's Counsel to the effect that:

            (i) the Company (A) has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction, (B) is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or license and (C) has all requisite power and authority (corporate and other), and has obtained any and all necessary authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over environmental or similar matters), to own or lease its properties and conduct its respective business as described in the Prospectus; the Company is and has been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates, franchises and permits and all federal, state and local laws, rules and regulations; and, the Company has not received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would adversely affect the business, operations, condition, financial or otherwise, or the earnings, business affairs, position, prospects, value, operation, properties, business or results of operations of the Company. The disclosures in the Registration Statement concerning the effects of foreign, federal, state and local laws, rules and regulations on the Company's business as currently conducted and as contemplated are correct in all respects and do not omit to state a fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made;

            (ii) the Company does not own an interest in any other corporation, partnership, joint venture, trust or other business entity;

            (iii) the Company has a duly authorized, issued and outstanding capitalization as set forth in the Prospectus, and any amendment or supplement thereto, under "Capitalization," and the Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement and the Underwriter's Warrant Agreement and as described in the Prospectus. The Securities and all other securities issued or issuable by the Company conform in all material respects to all statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or any similar rights granted by the Company. The Securities to be sold by the Company hereunder and under the Underwriter's Warrant Agreement are not and will not be subject to any preemptive or other similar rights of any stockholder, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof, will be validly issued, fully paid and non-assessable and conform to the description thereof contained in the Prospectus; the holders thereof will not be subject to any liability solely as such holders; all corporate action required to be taken for the authorization, issue and sale of the Securities has been duly and validly taken; and the certificates representing the Securities and the Underwriter's Securities are in due and proper form. The Underwriter's Warrants constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the number and type of securities of the Company called for thereby. Upon the issuance and delivery pursuant to this Agreement of the Securities to be sold by the Company, the Underwriter will acquire good and marketable title to the Securities free and clear of any Lien of any kind whatsoever. No transfer tax or duty is payable by or on behalf of the Underwriter in connection with (A) the issuance by the Company of the Securities, (B) the purchase by the Underwriter of the Securities from the Company, (C) the consummation by the Company of any of its obligations under this Agreement or the Underwriter's Warrant Agreement, or (D) resales of the Securities in connection with the distribution contemplated hereby;

            (iv) the Registration Statement is effective under the Act, and, if applicable, filing of all pricing information has been timely made in the appropriate form under Rule 430A, and no stop order suspending the use of the Preliminary Prospectus, the Registration Statement or Prospectus or any part of any thereof or suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the best of such counsel's knowledge after due inquiry, threatened or contemplated under the Act, by the Commission;

            (v) each of the Preliminary Prospectus, the Registration Statement, and the Prospectus and any amendments or supplements thereto (other than the financial statements and other financial and statistical data included therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations;

            (vi) (A) there are no agreements, contracts or other documents required by the Act to be described in the Registration Statement and the Prospectus and filed as exhibits to the Registration Statement other than those described in the Registration Statement (or required to be filed under the Exchange Act if upon such filing they would be incorporated, in whole or in part, by reference therein) and the Prospectus and documents filed as exhibits thereto, and the exhibits which have been filed are correct copies of the documents of which they purport to be copies; (B) the descriptions in the Registration Statement and the Prospectus and any supplement or amendment thereto of contracts and other documents to which the Company is a party or by which it is bound, including any document to which the Company is a party or by which it is bound, are accurate and fairly represent the information required to be shown by Form SB-2; (C) there is not pending or threatened against the Company any action, arbitration, suit, proceeding, inquiry, investigation, litigation, governmental or other proceeding (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, pending or threatened against (or circumstances that may give rise to the same), or involving the properties or business of the Company which (x) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately summarized in all respects) or (y) questions the validity of the capital stock of the Company or this Agreement or the Underwriter's Warrant Agreement, or of any action taken or to be taken by the Company pursuant to or in connection with any of the foregoing; (D) no statute or regulation or legal or governmental proceeding required to be described in the Prospectus is not described as required; and (E) there is no action, suit or proceeding pending or threatened against or affecting the Company before any court or arbitrator or governmental body, agency or official (or any basis thereof known to such counsel) in which there is a reasonable possibility of a decision which may result in a material adverse change in the condition, financial or otherwise, or the earnings, position, prospects, stockholders equity, value, operation, properties, business or results of operations of the Company, which could adversely affect the present or prospective ability of the Company to perform its obligations under this Agreement or the Underwriter's Warrant Agreement or which in any manner draws into question the validity or enforceability of this Agreement or the Underwriter's Warrant Agreement;

            (vii) the Company has full legal right, power and authority to enter into each of this Agreement and the Underwriter's Warrant Agreement, and to consummate the transactions provided for therein; and each of this Agreement and the Underwriter's Warrant Agreement has been duly authorized, executed and delivered by the Company. Each of this Agreement and the Underwriter's Warrant Agreement, assuming due authorization, execution and delivery by each other party thereto, constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law), and none of the Company's execution or delivery of this Agreement or the Underwriter's Warrant Agreement, its performance hereunder or thereunder, its consummation of the transactions contemplated herein or therein, or the conduct of its business as described in the Registration Statement, the Prospectus, and any amendments or supplements thereto, conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or result in the creation or imposition of any Lien, of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company pursuant to the terms of (A) the certificate of Incorporation or By-laws, as applicable, of the Company, (B) any license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholder's agreement, note, loan or credit agreement or any other agreement or instrument to which the Company is a party or by which any of them is or may be bound or to which any of their respective properties or assets (tangible or intangible) is or may be subject, or any indebtedness, or (C) any statute, judgment, decree, order, rule or regulation applicable to the Company of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company or any of its respective activities or properties;

           (viii) no consent, approval, authorization or order, and no filing with, any court, regulatory body, government agency or other body (other than such as may be required under Blue Sky laws, as to which no opinion need be rendered) is required in connection with the issuance of the Securities pursuant to the Prospectus and the Registration Statement, the issuance of the Warrants, the performance of this Agreement, the Underwriter's Warrant Agreement, and the transactions contemplated hereby and thereby;

            (ix) the properties and business of the Company conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus; and the Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property stated in the Prospectus to be owned or leased by it, in each case free and clear of all Liens of any kind whatsoever, other than those referred to in the Prospectus and Liens for taxes not yet due and payable;

            (x) the Company is not in breach of, or in default under, any term or provision of any license, contract, indenture, mortgage, installment sale agreement, deed of trust, lease, voting trust agreement, stockholders agreement, partnership agreement, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company is a party or by which either of the Company may be bound or to which the property or assets (tangible or intangible) of any of the Company is subject or affected; and the Company is not in violation of any term or provision of its certificate of incorporation or by laws or in violation of any franchise, license, permit, judgment, decree, order, statute, rule or regulation;

            (xi) the statements in the Prospectus under "The Company," "Business," "Management," "Executive Compensation," "Principal Shareholders," "Certain Transactions," "Description of Common Shares," "Shares Eligible For Future Sale" and "Risk Factors" have been reviewed by such counsel and insofar as they refer to statements of law, descriptions of statutes, licenses, rules or regulations or legal conclusions, are correct in all material respects;

            (xii) the Firm Securities and the Option Securities have been accepted for inclusion and quotation by the Bulletin Board;

           (xiii) the Company owns or possesses, free and clear of all Liens and rights thereto or therein by third parties, the requisite licenses or other rights to use all trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses necessary to conduct its business (including, without limitation any such licenses or rights described in the Prospectus as being owned or possessed by the Company), and there is no claim or action by any person pertaining to, or proceeding, pending, or threatened, which challenges the exclusive rights of the Company with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses used in the conduct of the Company's business (including, without limitation, any such licenses or rights described in the

                  Prospectus as being owned or possessed by the Company); the Company's current products, services and processes do not and will not infringe on the patents currently held by third parties; and no product, service or process of any third party infringes on any patent currently held by the Company;

            (xiv) the persons listed under the caption "Principal Shareholders"
                  in the Prospectus are the respective "beneficial owners" (as such phrase is defined in Rule 13d-3 under the Rules and Regulations) of the securities set forth opposite their respective names thereunder as and to the extent set forth therein;

            (xv) no person, corporation, trust, partnership, association or other entity has the right to include and/or register any securities of the Company in the Registration Statement, require the Company to file any registration statement or, if filed, to include any security in such registration statement;

            (xvi) except as described in the Prospectus, there are no claims, payments, issuances, arrangements or understandings for services in the nature of a finder's or origination fee with respect to the sale of the Securities hereunder or financial consulting arrangement or any other arrangements, agreements, understandings, payments or issuances that may affect the Underwriter's compensation, as determined by the NASD;

           (xvii) assuming due execution by the parties thereto other than the Company, the Lock-up Agreements are legal, valid and binding obligations of the parties thereto, enforceable against the parties and any subsequent holder(s) of the securities subject thereto in accordance with their terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law);

          (xviii) except as described in the Prospectus, the Company does not
                  (A) maintain, sponsor or contribute to any ERISA Plans, (B) maintain or contribute, now or at any time previously, to a defined benefit plan, as defined in Section 3(35) of ERISA, and (C) has never completely or partially withdrawn from a "multiemployer plan";

            (xix) the choice of law provision set forth in Section 14 of this
                  Agreement is legal, valid and binding and such counsel knows of no reason why the courts of any jurisdiction would not give effect to the choice of New

                  York law as the proper law of this Agreement or the Underwriter's Warrant Agreement;

            (xx) except as described in the Prospectus, no holders of securities of the Company or of any options, warrants or other convertible or exchangeable securities of the Company have the right to have such securities registered under the Registration Statement and no person or entity holds any anti-dilution rights with respect to any securities of the Company;

            (xxi) there is no New York City, New York State, or other stamp, duty, value-added tax or any other tax, fee or duty, payable by or on behalf of the Underwriters or the Company in connection with the authorization, issuance, sale and delivery of the Firm Securities, the Option Securities, the Underwriter's Warrants and the Underwriter's Securities contemplated hereby;

           (xxii) the Company is not now, and upon the issuance and sale of the Securities as herein contemplated and the application of the proceeds from such sale as described under the caption "Use of Proceeds" in the Prospectus will not be an "investment company" or a company "controlled by" an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended;

          (xxiii) neither the Company, nor any of its respective employees, directors, stockholders, partners, or affiliates (within the meaning of the Rules and Regulations) has taken, directly or indirectly, any action designed to or which has constituted or which might be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or otherwise;

           (xxiv) neither the Company nor any of its respective officers, employees, agents or any other person acting on behalf of the Company has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent, governmental agency (domestic or foreign) or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist the Company in connection with any actual or proposed transaction) which (i) might subject the Company or any other such person to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign), (ii) if not given in the past, might have had an adverse effect on the assets, business or operations of the Company, or (iii) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company. The Company's internal accounting controls are sufficient to cause the Company to comply with the Foreign Corrupt Practices Act of 1977, as amended;

            (xxv) except as set forth in the Prospectus, no officer, director, stockholder or partner of the Company, or any "affiliate" or "associate" (as these terms are defined in Rule 405 promulgated under the Rules and Regulations) of any of the foregoing persons or entities has or has had, either directly or indirectly (i) an interest in any person or entity which
                  (A) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Company, or (B) purchases from or sells or furnishes to the Company any goods or services, or (ii) a beneficial interest in any contract or agreement to which the Company is a party or by which it may be bound or affected. Except as set forth in the Prospectus under "Certain Transactions," there are no existing agreements, arrangements, understandings or transactions, or proposed agreements, arrangements, understandings or transactions, between or among the Company, and any officer, director, all holders of five percent (5%) or more of the shares of Common Stock) of the Company, or any partner, "affiliate" or "associate" of any of the foregoing persons or entities;

           (xxvi) the minute books of the Company have been made available to the Underwriter and contain a complete summary of all meetings and actions of the directors and stockholders of the Company since the time of its incorporation, and reflects all transactions referred to in such minutes accurately and fairly in all respects;

          (xxvii) the Company is not a Passive Foreign Investment Company
                  ("PFIC") within the meaning of Section 1296 of the United States Internal Revenue Code of 1986, as amended;

         (xxviii) the Company is in compliance with all Environmental Laws.
                  There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company in violation of any Environmental Laws, judgment, decree or permit which would require remedial action or clean-up or which could form the basis for an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind in violation of Environmental Laws onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or with respect to which the Company has knowledge; and the terms "hazardous wastes", "toxic wastes", "hazardous substances" and "medical wastes" shall have the meaning specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection;

           (xxix) the Company (including any of its predecessors) (i) has filed with the appropriate federal, state and local governmental agencies, and all foreign countries and political subdivisions thereof, all tax returns, including franchise tax returns, which are required to be filed and all such tax returns are correct and complete in all material respects, (ii) has paid all federal, state, local, and foreign taxes for which it is liable, including, but not limited to, withholding taxes and amounts payable under Chapters 21 through 24 of the Internal Revenue Code of 1986 (the "Code"), and has furnished all information returns it is required to furnish pursuant to the Code, (iii) has established adequate reserves for such taxes which are not due and payable, (iv) does not have any tax deficiency or claims outstanding, proposed or assessed against it, and (v) has not executed or filed with any taxing authority, foreign or domestic, any agreement extending the period for assessment or collection of any taxes and is not a party to any proceeding or action by any foreign or domestic governmental agency for assessment or collection of taxes.

            (xxx) the Company has obtained all necessary and required approvals, authorizations, franchises, licenses, orders, permits, validations and certifications from regulatory authorities to permit the commencement of its commercial operations as contemplated in the Prospectus, and none of such approvals, authorizations, franchises, licenses, orders, permits, validations and certifications have been revoked, restricted or limited in any manner and all of such approvals, authorizations, franchises, licenses, orders, permits, validations and certifications are in full force and effect; and

           (xxxi) there is no action, suit, proceeding, inquiry, investigation, litigation or governmental proceeding, domestic or foreign, pending or threatened (or circumstances that may give rise to the same) involving the Company's production, use, testing, manufacturing or marketing of any products or services, which
                  (i) questions the authority of the Company to produce, use, test, manufacture or market any products or services as described in the Prospectus, (ii) questions the completeness or accuracy of data generated by any trials, tests or studies being conducted by or on behalf of the Company, (iii) is required to be disclosed in the Prospectus which is not so disclosed, or (iv) might materially and adversely affect the condition, financial or otherwise, or the earnings, prospects, value, operations or business of the Company.

            Such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, and representatives of the independent public accountants for the Company, at which conferences such counsel made inquiries of such officers, representatives and accountants and discussed the contents of the Preliminary Prospectus, the Registration Statement, the Prospectus, and related matters and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Preliminary Prospectus, the Registration Statement and Prospectus, on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of directors, officers and other representatives of the Company), no facts have come to the attention of such counsel which lead them to believe that either the Registration Statement or any amendment thereto, at the time such Registration Statement or amendment became effective or the Preliminary Prospectus or Prospectus or amendment or supplement thereto as of the date of such opinion contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Preliminary Prospectus, the Registration Statement or the Prospectus). Such counsel shall further state that its opinions may be relied upon by Underwriter's Counsel in rendering its opinion to the Underwriter.

            In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance satisfactory to Underwriter's Counsel) of other counsel acceptable to Underwriter's Counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent they deem proper, on certificates and written statements of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements certificates shall be delivered to Underwriter's Counsel, if requested. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and that the Underwriter and they are justified in relying thereon. Any opinion of counsel for the Company shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991) or any comparable state accord.

      (d) At each Option Closing Date, if any, the Underwriter shall have received the favorable opinion of Morse, Zelnick, Rose & Lander, LLP, dated each Option Closing Date, addressed to the Underwriter and in form and substance satisfactory to Underwriter and Underwriter's Counsel confirming as of each Option Closing Date the statements made by Morse, Zelnick, Rose & Lander, LLP in its opinion delivered on the Closing Date.

      (e) On or prior to each of the Closing Date and the Option Closing Date, if any, Underwriter's Counsel shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in subsection (c) of this Section 7, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions of the Company, or herein contained.

      (f) Prior to each of the Closing Date and each Option Closing Date, if any (i) there shall have been no adverse change or development involving a prospective change in the condition, financial or otherwise, prospects, stockholders equity or the business activities of the Company, whether or not in the ordinary course of business consistent with past practice, from the latest dates as of which such condition is set forth in the Registration Statement and Prospectus; (ii) there shall have been no transaction, not in the ordinary course of business, consistent with past practice, entered into by the Company, from the latest date as of which the financial condition of the Company as set forth in the Registration Statement and Prospectus which is materially adverse to the Company; (iii) the Company shall not be in default under any provision of any instrument relating to any outstanding indebtedness; (iv) the Company shall not have issued any securities (other than the Securities) or declared or paid any dividend or made any distribution in respect of its capital stock of any class and there has not been any change in the capital stock or any change in the debt (long or short term) or liabilities or obligations of the Company (contingent or otherwise); (v) no material amount of the assets of the Company shall have been pledged or mortgaged, except as set forth in the Registration Statement and Prospectus; (vi) no action, suit or proceeding, at law or in equity, shall have been pending or threatened (or circumstances giving rise to same) against the Company, or affecting any of its respective properties or businesses before or by any Court or federal, state or foreign commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may adversely affect the business, operations, prospects or financial condition or income of the Company's ability to continue to function in connection with the business operations of the Company, except as set forth in the Registration Statement and Prospectus; and (vii) no stop order shall have been issued under the Act and no proceedings therefor shall have been initiated, threatened or contemplated by the Commission.

      (g) At each of the Closing Date and each Option Closing Date, if any, the Underwriter shall have received a certificate of the Company signed by the principal executive officer and by the chief financial or chief accounting officer of the Company, dated the Closing Date or Option Closing Date, as the case may be, to the effect that each of such persons has carefully examined the Registration Statement, the Prospectus and this Agreement, and that:

            (i) The representations and warranties of the Company in this Agreement are true and correct as if made on and as of the Closing Date or the Option Closing Date, as the case may be, and the Company has complied with all agreements and covenants and satisfied all conditions contained in this Agreement on its part to be performed or satisfied at or prior to the Closing Date or Option Closing Date, as the case may be;

            (ii) No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best of each of such persons knowledge after due inquiry, are contemplated or threatened under the Act;

            (iii) The Registration Statement and the Prospectus and, if any,
                  each amendment and each supplement thereto, contain all statements and information required to be included therein, and none of the Registration Statement, the Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and neither the Preliminary Prospectus or any supplement thereto included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

            (iv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (a) the Company has not incurred up to and including the Closing Date or the Option Closing Date, as the case may be, other than in the ordinary course of its business consistent with past practice, any material liabilities or obligations, direct or contingent; (b) the Company has not paid or declared any dividends or other distributions on its capital stock; (c) the Company has not entered into any transactions not in the ordinary course of business consistent with past practice; (d) there has not been any change in the capital stock or long-term debt or any increase in the short-term borrowings (other than any increase in the short-term borrowings in the ordinary course of business consistent with past practice) of the Company; (e) the Company has not sustained any loss or damage to its property or assets, whether or not insured; (f) there is no litigation which is pending or threatened (or circumstances giving rise to same) against the Company or any affiliated party of the Company which is required to be set forth in an amended or supplemented Prospectus which has not been set forth; and (g) there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been set forth.

            References to the Registration Statement and the Prospectus in this subsection (g) are to such documents as amended and supplemented at the date of such certificate.

      (h) The Underwriter shall have received a signed letter, dated the date of this Agreement, from each of the stockholders listed in Schedule A to the effect that such persons shall not sell, contract to sell, grant any option to sell, transfer or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable for Common Stock or warrants or other rights to purchase Common Stock (a "Distribution") for a period of thirteen
            (13) months from the date of the Prospectus without the prior written consent of the Underwriter; provided, that in the event any such shareholder requests the Underwriter to consent to a Distribution to any partner, shareholder, family member or trust for the benefit of a family member, or affiliate of such shareholder (a "Distributee"), the Underwriter agrees to grant such consent if (i) each Distributee receiving a Distribution prior to the Distribution executes a lockup agreement, substantially in the form of the lock-up agreement executed by such stockholder, for a period of thirteen (13) months after the date of the Prospectus and (ii) no consideration is received by such stockholder for the Distribution.

      (i) The Company shall have performed such of its obligations under this Agreement as are to be performed by the terms hereof at or before the time of purchase and at or before the additional time of purchase, as the case may be.

      (j) By the Closing Date, the Underwriter will have received clearance from the NASD as to the amount of compensation allowable or payable to the Underwriter, as described in the Registration Statement.

      (k) At the time this Agreement is executed, the Underwriter shall have received a letter, dated the date hereof, addressed to the Underwriter in form and substance satisfactory (including the non-material nature of the changes or decreases, if any, referred to in clause (iii) below) in all respects to the Underwriter and Underwriter's Counsel:

            (i) confirming that they are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable Rules and Regulations;

            (ii) stating that it is their opinion that the financial statements and supporting schedules of the Company included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations thereunder and that the Underwriter may rely upon the opinion of Arthur Andersen LLP with respect to the financial statements and supporting schedules included in the Registration Statement;

            (iii) stating that, on the basis of a limited review which included a reading of the latest available unaudited interim financial statements of the Company (with an indication of the date of the latest available unaudited interim financial statements), a reading of the latest available minutes of the stockholders and board of directors and the various committees of the boards of directors of the Company, consultations with officers and other employees of the Company responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention which would lead them to believe that (A) the pro forma financial information contained in the Registration Statement and Prospectus, if any, does not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations or is not fairly presented in conformity with generally accepted accounting principles applied on a basis consistent with that of the audited financial statements of the Company or the unaudited pro forma financial information included in the Registration Statement, if any, (B) the unaudited financial statements and supporting schedules of the Company included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements of the Company included in the Registration Statement, or (C) at a specified date not more than five (5) days prior to the effective date of the Registration Statement, there has been any change in the capital stock or long-term debt of the Company, or any decrease in the stockholders' equity or net current assets or net assets of the Company as compared with amounts shown in the balance sheet included in the Registration Statement, other than as set forth in or contemplated by the Registration Statement, or, if there was any change or decrease, setting forth the amount of such change or decrease, and (D) during the period from September 30, 1997 to a specified date not more than five (5) days prior to the effective date of the Registration Statement, there was any decrease in net revenues, net revenues, net earnings or increase in net earnings per common share of the Company and the Subsidiaries, in each case as compared with the corresponding period beginning September 30, 1997 other than as set forth in or contemplated by the Registration Statement, or, if there was any such decrease, setting forth the amount of such decrease;

            (iv) setting forth at a date not later than five (5) days prior to the date of the Registration Statement, the amount of liabilities of the Company (including a break-down of commercial paper and notes payable to banks);

            (v) stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to the Company set forth in the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards in the United States), set forth in the letter and found them to be in agreement;

            (vi) stating that they have not during the immediately preceding five (5) year period brought to the attention of any of the Company's management any "weakness", as defined in Statement of Auditing Standard No. 60 "Communication of Internal Control Structure Related Matters Noted in an Audit," in any of the Company's internal controls;

            (vii) stating that they have in addition carried out certain specified procedures, not constituting an audit, with respect to certain pro forma financial information which is included in the Registration Statement and the Prospectus, if any, and that nothing has come to their attention as a result of such procedures that caused them to believe such unaudited pro forma financial information, if any, does not comply in form in all respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments, if any, have not been properly applied to the historical amounts in the compilation of that information; and

           (viii) statements as to such other matters incident to the transaction contemplated hereby as the Underwriter may request.

      (l) At the Closing Date and each Option Closing Date, if any, the Underwriter shall have received from Arthur Andersen LLP, a letter, dated as of the Closing Date or the Option Closing Date, as the case may be, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (k) of this Section, except that the specified date referred to shall be a date not more than five (5) days prior to Closing Date or the Option Closing Date, as the case may be, and, if the Company has elected to rely on Rule 430A of the Rules and Regulations, to the further effect that they have carried out procedures as specified in clause (v) of subsection (k) of this Section with respect to certain amounts, percentages and financial information as specified by the Underwriter and deemed to be a part of the Registration Statement pursuant to Rule 430A(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (v).

      (m) On each of the Closing Date and each Option Closing Date, if any, there shall have been duly tendered to the Underwriter for the Underwriter's account, the appropriate number of Securities.

      (n) No order suspending the sale of the Securities in any jurisdiction designated by the Underwriter pursuant to subsection (e) of Section 4 hereof shall have been issued on either the Closing Date or the Option Closing Date, if any, and no proceedings for that purpose shall have been instituted or shall be contemplated.

      (o) On or before the Closing Date, the Company shall have executed and delivered to the Underwriter (i) the Underwriter's Warrant Agreement substantially in the form filed as Exhibit 4.2 to the Registration Statement in final form and substance satisfactory to the Underwriter, and (ii) the Underwriter's Warrants in such denominations and to such designees as shall have been provided to the Company.

      (p) On or before the Closing Date, the shares shall have been duly approved for inclusion and quotation on the Bulletin Board, subject to official notice of issuance.

      (q) On or before the Closing Date, there shall have been delivered to the Underwriter all of the duly executed Lock-up Agreements, in form and substance satisfactory to Underwriter's Counsel.

      If any representation or accounting of the Company herein shall not be true and correct, or if any other condition to the Underwriter's obligations hereunder to be fulfilled prior to or at the Closing Date or the relevant Option Closing Date, as the case may be, is not so fulfilled, the Underwriter may terminate this Agreement or, if the Underwriter so elects, it may waive any such conditions which have not been fulfilled or extend the time for their fulfillment.

7.    Indemnification.

      (a) The Company agrees to indemnify and hold harmless the Underwriter (for purposes of this Section 7, "Underwriter" shall include the officers, directors, stockholders, partners, employees, agents and counsel of the Underwriter), and each person, if any, who controls the Underwriter (a "controlling person") within the meaning of
            Section 15 of the Act or Section 20(a) of the Exchange Act, from and against any and all losses, claims, damages, expenses or liabilities, joint or several (and actions in respect thereof), whatsoever (including but not limited to any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever), as such are incurred, to which the Underwriter or such controlling person may become subject under the Act, the Exchange Act or any other statute or at common law or otherwise or under the laws of foreign countries, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained (i) in any Preliminary Prospectus, the Registration Statement or the Prospectus (as from time to time amended and supplemented); (ii) in any post effective amendment or amendments or any new registration statement and prospectus in which is included securities of the Company issued or issuable upon exercise of the Securities; or (iii) in any application or other document or written communication (in this Section 7 collectively called "application") executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, the Bulletin Board or any other securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in the light of the circumstances under which made), unless such statement or omission was made exclusively in reliance upon and in conformity with written information furnished to the Company with respect to any Underwriter by or on behalf of such Underwriter expressly for use in any Preliminary Prospectus, the Registration Statement or Prospectus, or any amendment thereof or supplement thereto, or in any application, as the case may be.

            The indemnity agreement in this subsection (a) shall be in addition to any liability which the Company may have at common law or otherwise.

      (b) The Underwriter agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of the Act, to the same extent as the foregoing indemnity from the Company to the Underwriter but only with respect to statements or omissions, if any, made in any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any application made in reliance upon, and in strict conformity with, written information furnished to the Company with respect to the Underwriter by the Underwriter expressly for use in such Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any such application, provided that such written information or omissions only pertain to disclosures in the Preliminary Prospectus, the Registration Statement or Prospectus directly relating to the transactions effected by the Underwriter in connection with this Offering. The Company acknowledges that the statements with respect to the public offering of the Securities set forth under the heading "Underwriting" and the stabilization legend in the Prospectus have been furnished by the Underwriter expressly for use therein and constitute the only information furnished in writing by or on behalf of the Underwriter for inclusion in the Prospectus.

      (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, suit or proceeding, such indemnified party shall, if a claim in respect thereof is to be made against one or more indemnifying parties under this Section, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action at the expense of such indemnifying party, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable period of time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of additional counsel shall be borne by the indemnifying parties. Anything in this Section 7 to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld or delayed.

      (d) In order to provide for just and equitable contribution in any case in which (i) an indemnified party makes a claim for indemnification pursuant to this Section 7, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of this Section 7 provide for indemnification in such case, or (ii) contribution under the Act may be required on the part of any indemnified party, then each indemnifying party shall contribute to the amount paid as a result of such losses, claims, damages, expenses or liabilities (or actions in respect thereof) (A) in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties, on the one hand, and the party to be indemnified on the other hand, from the offering of the Securities or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. In any case where the Company is a contributing party and the Underwriter is the indemnified party, the relative benefits received by the Company on the one hand, and the Underwriter on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) bears to the total underwriting discounts received by the Underwriter hereunder, in each case as set forth in the table on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, or by the Underwriter, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to above in this subdivision (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified any such action or claim. Notwithstanding the provisions of this subdivision (d), the Underwriter shall not be required to contribute any amount in excess of the underwriting discount applicable to the Firm Securities and Options Securities purchased by the Underwriter hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls the Company within the meaning of the Act, each officer of the Company who has signed the Registration Statement, and each director of the Company shall have the same rights to contribution as the Company, subject in each case to this subdivision (d). Any party entitled to contribution will, promptly after receipt of notice of claim of any action, suit or proceeding against such party in respect to which a claim for contribution may be made against another party or parties under this subdivision (d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this subdivision (d), or to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may have at common law or otherwise.

8. Representations and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Company submitted pursuant hereto, shall be deemed to be representations, warranties and agreements at the Closing Date and the Option Closing Date, as the case may be, and such representations, warranties and agreements of the Company, and the indemnity agreements of the Company contained in Section 7 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter, the Company, or any controlling person of the Underwriter or the Company, and shall survive termination of this Agreement or the issuance and delivery of the Securities to the Underwriter, as the case may be.

9. Effective Date. This Agreement shall become effective at 10:00 a.m., New York City time, on the next full business day following the date hereof, or at such earlier time after the Registration Statement becomes effective as the Underwriter, in its discretion, shall release the Firm Securities and Option Securities for the sale to the public; provided, however, that the provisions of Sections 5, 7 and 10 of this Agreement shall at all times be effective. For purposes of this Section 9, the Firm Securities and the Option Securities to be purchased hereunder shall be deemed to have been so released upon the earlier of dispatch by the Underwriter of telegrams to securities dealers releasing such shares for offering or the release by the Underwriter for publication of the first newspaper advertisement which is subsequently published relating to the Firm Securities and the Options Securities.

10.   Termination.

      (a) Subject to subsection (b) of this Section 10, the Underwriter shall have the right to terminate this Agreement if (i) any domestic or international event or act or occurrence has disrupted, or in the Underwriter's opinion will in the immediate future disrupt the financial markets; or (ii) any material adverse change in the financial markets shall have occurred; or (iii) trading on the New York Stock Exchange, the American Stock Exchange, Nasdaq Stock Market or in the over-the-counter market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required on the over-the-counter market by the NASD or by order of the Commission or any other government authority having jurisdiction; or
            (iv) the United States shall have become involved in a war or major hostilities, or if there shall have been an escalation in an existing war or major hostilities or a national emergency shall have been declared in the United States; or (v) a banking moratorium has been declared by any state or by federal authority; or (vi) the Company shall have sustained a loss material or substantial to the Company by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in the Underwriter's opinion, make it inadvisable to proceed with the delivery of the Firm Securities and the

            Option Securities, if any; or (vii) there shall have been such a material adverse change in the conditions or prospects of the Company, or such material adverse change in the general market, political or economic conditions, in the United States or elsewhere as in the Underwriter's judgment would make it inadvisable to proceed with the offering, sale and/or delivery of the Firm Securities and Option Securities; if any.

      (b) If this Agreement is terminated by the Underwriter in accordance with the provisions of Section 10(a), the Company shall promptly reimburse and indemnify the Underwriter for all of its actual out-of-pocket expenses, including the fees and disbursements of counsel for the Underwriter (less amounts previously paid pursuant to Section 5(c) above). Notwithstanding any contrary provision contained in this Agreement, if this Agreement shall not be carried out within the time specified herein, or any extension thereof granted to the Underwriter, by reason of any failure on the part of the Company to perform any undertaking or satisfy any condition of this Agreement by it to be performed or satisfied (including, without limitation, pursuant to Section 6 or Section 11) then, the Company shall promptly reimburse and indemnify the Underwriter for all of its actual out-of-pocket expenses, including the fees and disbursements of counsel for the Underwriter (less amounts previously paid pursuant to Section 5(c) above). In addition, the Company shall remain liable for all Blue Sky counsel fees and expenses and Blue Sky filing fees. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement (including, without limitation, pursuant to Sections 6, 10, and 11 hereof), and whether or not this Agreement is otherwise carried out, the provisions of Section 5 and
            Section 7 shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement hereof.

11. Default by the Company. If the Company shall fail at the Closing Date or any Option Closing Date, as applicable, to sell and deliver the number of Securities which it or he is obligated to sell hereunder on such date, then this Agreement shall terminate (or, if such default shall occur with respect to any Option Securities to be purchased on an Option Closing Date, the Underwriter may, at the Underwriter's option by notice from the Underwriter to the Company, terminate the Underwriter's obligation to purchase Option Securities without any liability on the part of any non-defaulting party). No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

12. Notices. All notices and communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriter at National Securities Corporation, Attention: Mr. Gregg D. Pollack, Managing Director, with a copy to Greenberg Traurig Hoffman Lipoff Rosen & Quentel, 200 Park Avenue, 15th Floor, New York, New York 10166, Attention: Spencer G. Feldman, Esq. Notice to the Company shall be directed to the Company in care of the Company, at Prospect Hill Road, Ancramdale, New York 12503, Attention:
      Richard A. Osofsky, President and Chief Executive Officer, with a copy to Morse, Zelnick, Rose & Lander, LLP, 450 Park Avenue

      New York, New York 10022, Attention: Jonathan D. Morse, Esq.

13. Parties. This Agreement shall inure solely to the benefit of and shall be binding upon, the Underwriter, Company, and the controlling persons, directors and officers referred to in Section 7 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. No purchaser of Securities from the Underwriter shall be deemed to be a successor by reason merely of such purchase.

14. Construction. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to its choice of law or conflict of laws principles.

15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to be one and the same instrument.

16.   Entire Agreement; Amendments. This Agreement and the Underwriter's
      Warrant Agreement constitute the entire agreement of the parties hereto and supersede all prior written or oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may not be amended except in a writing, signed by the Underwriter and the Company.

      If the foregoing correctly sets forth the understanding among the Underwriter and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Underwriter and the Company.

                                       Very truly yours,

                                       RONNYBROOK FARM DAIRY, INC.


                                       By:_________________________________
                                          Name:
                                          Title:


CONFIRMED AND ACCEPTED AS OF
THE DATE FIRST ABOVE WRITTEN:

NATIONAL SECURITIES CORPORATION


By:____________________________________
   Name:
   Title:

                                   SCHEDULE A

                STOCKHOLDERS WHO HAVE EXECUTED LOCK-UP AGREEMENTS

                               Richard A. Osofsky
                                R. Sidney Osofsky
                                Ronald N. Osofsky
                              Kenneth W. Rothstein
                              Steven M. Rabinovici
                                David R. Jacaruso


                                      A-1